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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              ---------------------

                           CommerceFirst Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Maryland                                    52-2180744
(State of incorporation or organization)    (IRS Employer Identification Number)

                                1804 West Street
                            Annapolis, Maryland 21401
                    (Address of principal executive offices)

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
If this Form relates to the registration of a               If this Form relates to the registration of a
class of securities pursuant to Section 12(b) of            class securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to               the Exchange Act and is effective pursuant
General Instruction A.(c), please check the                 to General Instruction A.(d), please check
following box. [_]                                          the following box. [X]

Securities Act registration statement file number to which this form relates: 333-121394
         -------------
        (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act.

      Title of Each Class                  Name of each exchange on which
      to be so Registered                  each class is to be registered
      -------------------                  ------------------------------

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act.

                          Common Stock, $.01 par value
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

The description of the registrant's common stock, $.01 par value contained in the registrant's registration statement under the Securities Act of 1933 on Form S-2 (No. 333-121394) under the caption "Description of Our Capital Stock", is incorporated by reference herein and made a part hereof.

Item 2.  Exhibits.

1. Articles of Incorporation of CommerceFirst Bancorp, Inc.- Incorporated by reference to exhibit of the same number filed with CommerceFirst Bancorp's Registration Statement on Form SB-2, as amended, (File No. 333-91817)

2. Bylaws of CommerceFirst Bancorp, Inc.- Incorporated by reference to exhibit 10(b) to CommerceFirst Bancorp's to Registration Statement on Form SB-2, as amended) (File No. 333-91817)


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized.

Dated:  January 5, 2005

                                                COMMERCEFIRST BANCORP, INC.



                                                By:  /s/ Richard J. Morgan
                                                    ----------------------------
                                                    Richard J. Morgan, President